UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2022
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 14, 2022, Exagen Inc. (the "Company") reported its financial results for the three and nine months ended September 30, 2022. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this report.
The information furnished with Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filings under the Exchange Act or under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a)
On November 13, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, after discussion with the Company’s management, determined that the Company made certain errors in the manner in which it recognized revenue related to changes in billing practices specific to its transition to the use of the PLA code for AVISE CTD. The errors were due to the inadequate design and implementation and precision of internal controls and procedures designed to evaluate and monitor the accounting for revenue recognition. As a result, revenue and accounts receivable were overstated and other liabilities was understated for the quarter and year to date periods ended June 30, 2022. Accordingly, the Company’s financial statements as of and for the three and six months ended June 30, 2022 (the “Non-Reliance Period”) included in the associated Form 10-Q for the period ended June 30, 2022, filed with the Securities Exchange Commission (the “SEC”), (1) should no longer be relied upon due to such errors, and (2) will require restatement. The Company will file an amendment to its Form 10-Q for the three and six months ended June 30, 2022 to restate the previously issued financial statements. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon. The Company expects to file an extension on Form 12b-25 for its Quarterly Report for the period ended September 30, 2022.
The effect of these errors is an overstatement of revenue and accounts receivable in the amount of $1.4 million and $0.9 million, respectively, and an understatement of other liabilities in the amount of $0.5 million for the three and six months ended June 30, 2022. The Company is working to complete the restatement of its financial statements for the Non-Reliance Period. The Company intends to restate the financial statements for the Non-Reliance Period as soon as practicable, and will include therein the correction of any other, immaterial errors. Accordingly, investors and others should rely only on financial information and other disclosures regarding the Non-Reliance Period once the Company restates its financial statements for the Non-Reliance Period and not rely on any previously issued or filed earnings press releases, investor presentations or other communications related thereto covering the Non-Reliance Period.
Management is assessing the effect of these restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses expected to be reported, the Company believes that its internal control over financial reporting was not effective and its disclosure controls and procedures were not effective for the Non-Reliance Period.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered accounting firm, BDO USA, LLP.

Forward-Looking Statements: This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on expectations and estimates of management of the Company which may differ from any actual results and consequently you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include, without limitation, the Company’s plans related to the restatement of the financial statements as of and for the three and six months ended June 30,

2022, including that it will it will timely file its Form 10-Q for the quarter ended September 30, 2022 by the extended filing date pursuant to Rule 12b-25 and the Company’s plan of remediation with respect to the one or more material weaknesses in internal controls over financial reporting the Company expects to identify. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the errors in the Company’s financial results and previously issued financial statements, including the possibility of material adjustments thereto; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; the application of accounting or tax principles in an unanticipated manner; and other risks and uncertainties set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2022. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Item 9.01. Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: November 14, 2022	By:	/s/ Kamal Adawi
Kamal Adawi
Chief Financial Officer